EXHIBIT B IN THE SUPERIOR COURT OF THE STATE OF WASHINGTON IN AND FOR KING COUNTY KEVIN HAMMOND, Derivatively And On Behalf of CTI BIOPHARMA CORP., Plaintiff, v. JAMES A. BIANCO, LOUIS A. BIANCO, JACK W. SINGER, BRUCE J. SEELEY, JOHN H. BAUER, PHILLIP M. NUDELMAN, REED V. TUCKSON, KAREN IGNAGNI, RICHARD L. LOVE, MARY O. MUNDINGER, and FREDERICK W. TELLING, Defendants, and CTI BIOPHARMA CORP., Nominal Defendant. NO. 16-2-05818-3 SEA MAURIO ELEY, Derivatively And On Behalf of CTI BIOPHARMA CORP., Plaintiff, v. JAMES A. BIANCO, LOUIS A. BIANCO, JACK W. SINGER, BRUCE J. SEELEY, JOHN H. BAUER, PHILLIP M. NUDELMAN, REED V. TUCKSON, KAREN IGNAGNI, RICHARD L. LOVE, MARY O. MUNDINGER, and FREDERICK W. TELLING, Defendants, and CTI BIOPHARMA Corp. Nominal Defendant. NO. 16-2-14422-5 SEA

2 NOTICE OF PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION AND OF HEARING TO: ALL PERSONS OR ENTITIES WHO HOLD OR BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, COMMON STOCK OR OTHER EQUITY SECURITIES OF CTI BIOPHARMA CORP. AS OF OCTOBER 24, 2017 THIS NOTICE CONCERNS A PROPOSED SETTLEMENT OF THE ABOVE-CAPTIONED SHAREHOLDER DERIVATIVE LAWSUIT AND CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS CONCERNING THE LAWSUIT. THIS NOTICE IS NOT AN EXPRESSION OF ANY OPINION BY THE COURT AS TO THE MERITS OF ANY CLAIMS OR DEFENSES IN THE LAWSUIT. THE STATEMENTS IN THIS NOTICE ARE NOT FINDINGS OF THE COURT. All holders of CTI Biopharma Corp. (“CTI”) common stock or other equities are hereby notified that a settlement (the “Settlement”) has been reached as to claims asserted in the above- captioned shareholder derivative action pending in a state court in Washington (the “State Derivative Lawsuit”) on behalf of CTI against certain current and former directors of CTI. The terms of the proposed Settlement are set out in a Stipulation of Settlement dated October 24, 2017 (“Stipulation of Settlement,” and together with its exhibits, the “Settlement Agreement”) that has been filed with the Court. If approved (and the approval becomes final and no longer subject to appeal), the Settlement will release all of the claims in this State Derivative Lawsuit, as well as the claims in a related derivative lawsuit pending in the United States District Court for the Western District of Washington (the “Federal Derivative Lawsuit”). A hearing on the Settlement will be held on January 31, 2018 at 8:30 a.m. (the “Fairness Hearing”) before King County Superior Court Judge Barbara A. Mack, in the Superior Court of the State of Washington for King County, 516 3rd Ave., Room W-728, Seattle, Washington 98104. At the Fairness Hearing, the Court will determine: (i) whether to approve the proposed Settlement as fair, reasonable and adequate and in the best interest of CTI and its shareholders, (ii) whether to dismiss the State Derivative Lawsuit on the merits and with prejudice, enjoin the prosecution of all related claims, and release the defendants and their related individuals and entities (as defined in the Settlement Agreement) from all claims of the type asserted in the State Derivative Lawsuit, and (iii) whether to approve the amount of attorneys’ fees and expenses to be paid to counsel for the plaintiffs in the State Derivative Lawsuit and the Federal Derivative Lawsuit. If the Court approves the Settlement (and if that approval becomes final and no longer subject to appeal), the plaintiffs in the Federal Derivative Lawsuit will ask the federal court to dismiss the Federal Derivative Lawsuit with prejudice. The Court may, in its discretion, change the date and/or time of the Fairness Hearing without further notice to you. If you intend to attend the Fairness Hearing, you should confirm the date and time of the hearing with the Court.

3 SUMMARY OF THE LITIGATION The above-captioned State Derivative Lawsuit and the Federal Derivative Lawsuit (which is captioned In re CTI Biopharma Shareholder Derivative Action, 2:16-cv-00756 (W.D. Wash.) are derivative actions1 that arise from statements made by CTI regarding the clinical development of one of its pipeline drugs, pacritinib. The complaints filed in the State Derivative Lawsuit and the Federal Derivative Lawsuit allege violations of law arising out of, among other things, CTI’s statements about pacritinib’s clinical development, and bring claims derivatively on behalf of CTI against James A. Bianco, Louis A. Bianco, Jack W. Singer, Bruce J. Seeley, John H. Bauer, Phillip M. Nudelman, Reed V. Tuckson, Karen Ignagni, Richard L. Love, Mary O. Mundinger, and Frederick W. Telling (collectively, the CTI Derivative Defendants”). This notice is intended to provide only a summary of the plaintiffs’ claims. If you hold or beneficially own, directly or indirectly, common stock or other equity securities of CTI, you should review the complaints for their full content. The complaints filed in the State and Federal Derivative Lawsuits can be viewed at www.ctibiopharma.com. REASONS FOR SETTLEMENT State Derivative Plaintiffs and their counsel, as well as the plaintiffs in the Federal Derivative Lawsuit and their counsel, believe that the proposed Settlement is fair, reasonable, and adequate and in the best interests of CTI and its shareholders. They reached this conclusion after considering: (i) the claims asserted against the CTI Derivative Defendants and the potential defenses, (ii) the substantial benefits that CTI would receive from the Settlement, and (iii) their own evaluation of the facts and circumstances that gave rise to the claims. The CTI Derivative Defendants expressly deny that plaintiffs’ claims have any merit or that pursuit of such claims would be in the best interests of CTI or its shareholders. The CTI Derivative Defendants expressly deny all assertions of wrongdoing or liability arising out of any of the conduct, statements, acts, or omissions that were, could have been, or could be asserted against them in the State Derivative Lawsuit or the Federal Derivative Lawsuit. CTI, in a good and fair exercise of its business judgment, determined that the terms of the proposed Settlement would be in the best interests of CTI and its shareholders. As discussed below, the proposed Settlement confers substantial non-monetary benefits on CTI. PRINCIPAL SETTLEMENT TERMS Settlement Relief Subject to the terms and conditions discussed in the Settlement Agreement, CTI will adopt certain enhancements to its Board of Directors and to its governing policies, practices, and procedures (the “Governance Enhancements”). 1 A derivative claim is a claim brought by a shareholder on behalf of a company, rather than on behalf of himself or herself or the other shareholders of the company. The recovery sought in a derivative action is for the benefit of the company rather than directly for individual shareholders.

4 The Governance Enhancements, subject to the terms and conditions in the Settlement Agreement, include (among other things), (i) adoption of a Board resolution relating to the content of all CTI-retained independent data monitoring committee charters; (ii) engagement of an independent expert or entity to conduct yearly audits of CTI’s compliance with Good Clinical Practices; (iii) the creation of a Risk Compliance Officer position; (iv) the implementation of certain employee training in risk assessment and compliance; (v) certain improvements to CTI’s Audit Committee, including the requirement that the Audit Committee review CTI’s periodic public reports to facilitate proper disclosure of risks and risk factors; (vi) establish an internal audit function that will monitor the Company’s adherence to its policies and procedures, including those related to identification and disclosure of drug candidate safety issues; (vii) continuing-education requirements for members of the Board; and (viii) improvements to CTI’s nominating committee, compensation committee, and clawback policy. The Governance Enhancements are attached as Exhibit E to the Stipulation of Settlement and are available at www.ctibiopharma.com. Release The Settlement Agreement, if finally approved and no longer subject to appeal, will result in a release of all claims that have been, could have been or could be asserted in the State Derivative Lawsuit and the Federal Derivative Lawsuit through the Final Settlement Date by or on behalf of CTI against all of the CTI Derivative Defendants (and related persons and entities defined in the Settlement Agreement as “Releasees”) and an injunction and order barring the prosecution of any such claims against any of the Releasees. The full release (including all of its relevant definitions) is set out in the Settlement Agreement, which is available at www.ctibiopharma.com. STATUS OF SETTLEMENT The Court issued an order (the “Preliminary Approval Order”) regarding the Settlement on November 21, 2017, in which it found that the proposed Settlement is within the range of possible approval and that notifying CTI’s common stock or other equity securities holders was warranted. The Preliminary Approval Order thus scheduled the Fairness Hearing to determine whether to grant final approval of the proposed Settlement. The Court’s preliminary approval order is available at www.ctibiopharma.com. The Court has not made (and will not make in connection with its consideration of the proposed Settlement) any determination as to the merits of any of the claims or defenses in the State Derivative Lawsuit or the Federal Derivative Lawsuit. This notice does not imply that any CTI Derivative Defendant (or any other Releasee) would be found liable or that relief would be awarded if the State Derivative Lawsuit and Federal Derivative Lawsuit were not being settled. ATTORNEYS’ FEES AND EXPENSES Consistent with the substantial benefits conferred upon, and expected to be conferred upon, CTI and its shareholders by the Governance Enhancements, and, subject to the Court’s approval, CTI has agreed to pay, or cause to be paid by its insurer, $800,000 in attorneys’ fees and expenses to counsel for the Derivative Plaintiffs. Counsel for the Derivative Plaintiffs have

5 been retained by their clients on a contingent fee basis and, thus, to date Derivative Plaintiffs’ counsel have not been paid for their legal services or reimbursed for the expenses they have incurred in connection with the litigation of the State Derivative Lawsuit and the Federal Derivative Lawsuit. Derivative Plaintiffs’ counsel’s attorneys’ fees and expenses were the subject of arm’s- length negotiations among the Settling Parties, and these negotiations were conducted only after the principal terms of the proposed Settlement, including the Governance Enhancements, were agreed upon. Following extensive negotiations, all of which were made through JAMS mediator Jed Melnick, a nationally renowned mediator, the Settling Parties ultimately reached an agreement on the amount of attorneys’ fees and expenses to be paid to counsel for Derivative Plaintiffs’ counsel, subject to Court approval. Further, Derivative Plaintiffs will seek Court approval of $2,500 Service Awards to each of them for their participation and efforts in the prosecution of the State Derivative Lawsuit and the Federal Derivative Lawsuit. The Service Awards shall be paid from the attorneys’ fees and expenses awarded by the Court to counsel for Derivative Plaintiffs. YOUR RIGHT TO OBJECT AND TO APPEAR AT THE FAIRNESS HEARING If you agree that the proposed Settlement should be approved as fair, reasonable and adequate and in the best interests of CTI and its shareholders, you do not need to do anything. If, however, you are a current holder of CTI common stock or other equity securities as of October 24, 2017, the date of the execution of the Stipulation of Settlement, and through the date of the Fairness Hearing (“Securities Holder”), and wish to object to the fairness, reasonableness, or adequacy of the proposed Settlement, to any term(s) of Settlement Agreement or to any other issue relating to the Settlement Agreement, you may submit a written objection on your own (or through an attorney you hire at your own expense), and you (or your attorney, if you have hired one) may appear at the Fairness Hearing. YOUR OBJECTION MUST BE POSTMARKED BY NO LATER THAN JANUARY 17, 2018. The written objection should set out the specific reasons, if any, for each objection, including any legal support you wish to bring to the Court’s attention and any evidence you wish to introduce in support of such objections. The statement of objection must include the caption of the State Derivative Lawsuit (as set out above) and the following information: (i) your name, address, telephone number, e- mail address (if available), and proof of being a Securities Holder, including the number of securities of CTI held and date(s) of purchase, (ii) if the objection is made by your counsel, the counsel’s name, address, telephone number, and e-mail address, together with a notice of appearance, (iii) a statement of the reasons for the objection and copies of all evidence you or your counsel wish to have the Court consider in connection with the objection, (iv) the identities of any cases, by name, court, and docket number, in which you or your counsel has objected to a settlement in the last three years, and (v) if you, or your counsel, intends to make an appearance at the Fairness Hearing, a statement of such intention to appear. Your written objection must be mailed to: (1) the Derivative Plaintiffs’ counsel, (2) CTI’s and CTI Derivative Defendants’ counsel, and (3) the Court (as set out below) and (4) must be postmarked by no later than January 17, 2018.

6 The Court: Clerk of Court Superior Court of the State of Washington for King County 516 3rd Ave. Seattle, Washington 98104 Counsel for the CTI Derivative Defendants: Jeffrey Kilduff Ross B. Galin O’Melveny & Myers LLP Times Square Tower 7 Times Square New York, New York 10036 (212) 326-2000 State Plaintiffs’ Counsel: Phillip Kim The Rosen Law Firm, P.A. 275 Madison Avenue, 34th Floor New York, NY 10016 212-686-1060 Federal Plaintiffs’ Counsel: Stuart J. Guber Faruqi & Faruqi, LLP 101 Greenwood Avenue, Suite 600 Jenkintown, PA 19046 215-277-5770, ext. 413 The Court will consider your written objection whether or not you choose to attend the Fairness Hearing. If you do not meet the January 17, 2018 deadline, your objection(s) will not be considered by the Court, and neither you nor your attorney (if you hire one) will be allowed to appear at the Fairness Hearing. PRELIMINARY INJUNCTION Pending final determination of whether to approve the Settlement Agreement, the Court has preliminarily barred and enjoined holders of CTI’s common stock and equity securities and individuals and entities related to them (including anyone purporting to act on behalf of or derivatively for any of them) from filing, commencing, prosecuting, intervening in, participating in or receiving any benefits or other relief from, any other lawsuit, arbitration or administrative, regulatory or other proceeding (as well as filing a complaint in intervention in any such proceeding in which the person or entity filing the complaint in intervention purports to be acting on behalf of or derivatively for any of the above) against any Releasees in any jurisdiction based on or relating to claims that will be released or barred by the Settlement Agreement if the Court

2 approves it (including all claims that may be brought in a derivative capacity on behalf of CTI). The terms of the preliminary injunction are set out in the Preliminary Approval Order, which is available at www.ctibiopharma.com. QUESTIONS REGARDING THE PROPOSED SETTLEMENT Please do not write or telephone the Court about the proposed Settlement Agreement. If you have any questions, you should contact the CTI Plaintiffs’ Derivative Counsel: Phillip Kim The Rosen Law Firm, P.A. 275 Madison Avenue, 34th Floor New York, NY 10016 212-686-1060 Stuart J. Guber Faruqi & Faruqi, LLP 101 Greenwood Ave., Suite 600 Jenkintown, PA 19046 215-277-5770 THIS NOTICE IS NOT ABOUT A CLASS ACTION SETTLEMENT This notice relates solely to the settlement of the State Derivative Lawsuit and the Federal Derivative Lawsuit, which were brought derivatively on behalf of and for the benefit of CTI. The State Derivative Lawsuit and the Federal Derivative Lawsuit are not class action lawsuits, and no individual stockholder has an individual claim or right to individual compensation. The settlement described in this notice is separate from, and does not relate to, IN RE CTI BIOPHARMA CORP. SECURITIES LITIGATION, Case No. 2:16-cv-00216-RSL, a federal securities action pending in the United States District Court for the Western District of Washington.